UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Of Earliest Event Reported): November 4, 2014

Owens Corning

(Exact Name of Registrant as Specified in its Charter)

DE	1-33100	43-2109021
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number:	(I.R.S. Employer Identification No.)

One Owens Corning Parkway

Toledo, OH 43659

(Address of Principal Executive Offices, Including Zip Code)

419-248-8000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 4, 2014, Owens Corning issued a press release announcing that it is offering to sell a new series of its unsecured senior notes and commencing tender offers to purchase certain of its outstanding unsecured senior notes. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated as of November 4, 2014

SIGNATURE

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Owens Corning

Date: November 4, 2014	By:	/s/ John W. Christy
John W. Christy
Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated as of November 4, 2014.